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                                                                    EXHIBIT 10.1

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                           CONVEST ENERGY CORPORATION











                           1995 STOCK INCENTIVE PLAN










                                October 3, 1995

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                               TABLE OF CONTENTS

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                                                                           Page
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
ARTICLE I.  GENERAL....................................................       1
 Section 1.1.  Purpose.................................................       1
 Section 1.2.  Administration..........................................       1
 Section 1.3.  Eligibility for Participation...........................       2
 Section 1.4.  Types of Awards Under Plan..............................       2
 Section 1.5.  Aggregate Limitation on Awards..........................       3
 Section 1.6.  Effective Date and Term of Plan.........................       3

ARTICLE II.  STOCK OPTIONS.............................................       3
 Section 2.1.  Award of Stock Options..................................       3
 Section 2.2.  Stock Option Agreements.................................       3
 Section 2.3.  Stock Option Price......................................       4
 Section 2.4.  Term and Exercise.......................................       4
 Section 2.5.  Manner of Payment.......................................       4
 Section 2.6.  Delivery of Shares......................................       4
 Section 2.7.  Death, Retirement and Termination of Employment of
                Optionee...............................................       4
 Section 2.8.  Tax Election............................................       5

ARTICLE III.  INCENTIVE STOCK OPTIONS..................................       5
 Section 3.1.  Award of Incentive Stock Options........................       5
 Section 3.2.  Incentive Stock Option Agreements.......................       6
 Section 3.3.  Incentive Stock Option Price............................       6
 Section 3.4.  Term and Exercise.......................................       6
 Section 3.5.  Maximum Amount of Incentive Stock Option Grant..........       6
 Section 3.6.  Death of Optionee.......................................       6
 Section 3.7.  Retirement or Disability................................       6
 Section 3.8.  Termination of Employment for Other Than Cause..........       7
 Section 3.9.  Termination for Cause or Other Reasons..................       7
 Section 3.10. Applicability of Stock Options Sections.................       7

ARTICLE IV.  BONUS STOCK AWARDS........................................       7
 Section 4.1.  Award of Bonus Stock....................................       7
 Section 4.2.  Bonus Stock Agreements..................................       7
 Section 4.3.  Transfer Restriction....................................       7

ARTICLE V.  AUTOMATIC AWARDS...........................................       7
 Section 5.1.  Grant...................................................       7
 Section 5.2.  Award Agreements........................................       7
 Section 5.3.  Applicability of Stock Options Sections.................       7
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
ARTICLE VI.  MISCELLANEOUS.........................................     8
 Section 6.1.  General Restriction.................................     8
 Section 6.2.  Non-Assignability...................................     8
 Section 6.3.  Withholding Taxes...................................     8
 Section 6.4.  Right to Terminate Employment.......................     8
 Section 6.5.  Non-Uniform Determinations..........................     9
 Section 6.6.  Rights as a Stockholder.............................     9
 Section 6.7.  Definitions.........................................     9
 Section 6.8.  Leaves of Absence...................................    10
 Section 6.9.  Newly Eligible Employees............................    10
 Section 6.10. Adjustments.........................................    10
 Section 6.11. Changes in the Company's Capital Structure..........    10
 Section 6.12. Amendment of the Plan...............................    12
 Section 6.13. Rights Under the Plan...............................    13
 Section 6.14. Applicable Law......................................    13
 Section 6.15. Intention to Comply With Applicable Securities Laws.    13
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                           CONVEST ENERGY CORPORATION

                           1995 STOCK INCENTIVE PLAN


                              ARTICLE I.  GENERAL

      SECTION 1.1. PURPOSE. The purposes of this Stock Incentive Plan (the "Plan") are to: (1) closely associate the interests of the officers, directors and key employees of CONVEST ENERGY CORPORATION and its subsidiaries (collectively referred to as the "Company") with the stockholders to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders; (2) provide officers, directors and key employees with a proprietary ownership interest in the Company commensurate with Company performance, as reflected in increased stockholder value; (3) maintain competitive compensation levels thereby attracting and retaining highly competent and talented officers and employees; and (4) provide an incentive to the officers, directors and key employees for continuous employment with the Company. Certain capitalized terms are defined in Section 6.7.

      SECTION 1.2.  ADMINISTRATION.

         (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"), as constituted from time to time, each member of which shall be a disinterested person appointed by the Board of Directors. The Committee shall consist of at least two members of the Board of Directors. During the one year prior to commencement of service on the Committee, the Committee members shall not have participated in, and while serving on the Committee, such members shall not be eligible for selection as persons to whom Options or Bonus Stock may be granted under the Plan or any other discretionary plan of the Company under which participants are entitled to acquire stock, stock options or stock appreciation rights of the Company, provided, however, that Committee members shall be allowed to participate in the following:

                (i) a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii) promulgated under Securities Exchange Act of 1934, as amended (the "1934 Act"), which includes the automatic grant of non-discretionary awards as provided in Article V herein;

                (ii) an ongoing securities acquisition plan meeting the conditions of Rule 16b-3(d)(2)(i) promulgated under the 1934 Act;

                (iii) an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities; or

                (iv) another plan or arrangement for which a grant or award does not, in the opinion of the Company's counsel, on the basis of (A) the rules promulgated under the 1934 Act and/or (B) interpretive or no action advice from the Staff of the Securities and Exchange Commission, cause a member of the Committee to fail to qualify as a "disinterested person" under Rule 16b-3(c)(2)(i) promulgated under the 1934 Act.

         (b) The Committee shall have the authority, in its sole discretion and from time to time to:

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                (i)   designate the officers and key employees of the Company
         eligible to participate in the Plan;

                (ii) grant Awards provided in the Plan in such form and amount as the Committee shall determine;

                (iii) impose such limitations, restrictions and conditions, not inconsistent with this Plan, upon any such Award as the Committee shall deem appropriate;

                (iv) prescribe the form and terms of instruments evidencing such Awards; and

                (v) interpret the Plan and any agreement, instrument or other document executed in connection with the Plan; adopt, amend and rescind rules and regulations relating to the Plan; and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

         (c) Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, conclusive and binding upon all persons, including the Company, any participant, any stockholder of the Company and any employee. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. No member of the Committee shall be liable for any action taken or decision made relating to the Plan or any Award thereunder.

      SECTION 1.3. ELIGIBILITY FOR PARTICIPATION. Participants in the Plan shall be selected by the Committee from the directors, officers and employees of the Company who, in the opinion of the Committee, have the capacity to contribute to the growth, success and profitability of the Company. In making this selection and in determining the form and amount of Awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company, and past and potential contributions to the Company's profitability and growth.

      SECTION 1.4. TYPES OF AWARDS UNDER PLAN. Awards under the Plan may be in the form of any one or more of the following:

                (i)   Stock Options, as described in Article II;

                (ii)  Incentive Stock Options, as described in Article III;

                (iii) Bonus Stock Awards, as described in Article IV; and/or

                (iv)  Automatic Awards, as described in Article V.

Awards under the Plan shall be evidenced by an Award Agreement between the Company and the recipient of the Award, in form and substance satisfactory to the Committee, and not inconsistent with this Plan. Award Agreements may provide such vesting schedules for Stock Options and Incentive Stock Options, and such other terms, conditions and provisions as are not inconsistent with the terms of this Plan. Subject to the express provisions of the Plan, and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Award Agreements, or accept the surrender of outstanding Awards and authorize the granting of new Awards in substitution therefor. However, except as provided in this Plan, no modification of an Award shall impair the rights of the holder thereof without his consent.

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   SECTION 1.5.  AGGREGATE LIMITATION ON AWARDS.

           (a) Shares of stock which may be issued under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). Subject to adjustment by the operation of Section 6.10 hereof, the maximum number of shares of Common Stock which may be issued pursuant to Awards issued under the Plan shall be 1,000,000.

           (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan at any time:

                  (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) under the Plan shall be counted when cash is used as full payment for shares issued upon exercise of a Stock Option or Incentive Stock Option;

                  (ii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock or another Award under the Plan are used or withheld as full or partial payment for shares issued upon exercise of a Stock Option or Incentive Stock Option; and

                  (iii) only the net shares issued as Bonus Stock shall be counted (shares reacquired by the Company because of failure to become fully vested or for any other reason shall again be available for issuance under the Plan).

           (c) Shares tendered by a participant as payment for shares issued upon exercise of a Stock Option or Incentive Stock Option shall be available for issuance under the Plan. Any shares of Common Stock subject to a Stock Option or Incentive Stock Option which for any reason is terminated unexercised or expires shall again be available for issuance under the Plan.

   SECTION 1.6.  EFFECTIVE DATE AND TERM OF PLAN.

           (a) The Plan shall become effective on the date adopted by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting of Stockholders of the Company held in 1996; provided, however, that the Committee shall have the discretion to make Plan effective immediately upon a Change of Control.

           (b) No Awards shall be made under the Plan after the tenth anniversary of the effective date of this Plan; provided, however, that the Plan and all Awards made under the Plan prior to such date shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

                           ARTICLE II.  STOCK OPTIONS

   SECTION 2.1. AWARD OF STOCK OPTIONS. The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or shares the number of shares of Common Stock ("Stock Options") allotted by the Committee. The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

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   SECTION 2.2. STOCK OPTION AGREEMENTS. The grant of a Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

   SECTION 2.3. STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Stock Option is granted.

   SECTION 2.4. TERM AND EXERCISE. A Stock Option shall be exercisable at such time and under such conditions as set forth in the Award Agreement, but in no event shall a Stock Option be exercisable prior to six months from the date of its grant or later than the tenth anniversary of the date of grant (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

   SECTION 2.5. MANNER OF PAYMENT. Each Award Agreement providing for Stock Options shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the option price for such shares with cash, or with previously owned Common Stock, or at the discretion of the Committee, in whole or in part with, the surrender of another Award under the Plan, the withholding of shares of Common Stock issuable upon exercise of such Stock Option, other property, or any combination thereof (each based on the fair market value of such Common Stock, Award or other property on the date the Stock Option is exercised as determined by the Committee).

   SECTION 2.6. DELIVERY OF SHARES. As soon as practicable after receipt of payment, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock; provided, however, that the Company shall not be required to issue or deliver any certificates for shares of Common Stock purchased upon the exercise of a Stock Option prior to the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government regulatory body, which the Committee shall determine to be necessary or advisable. The Optionee shall become a stockholder of the Company with respect to Common Stock represented by share certificates so issued and as such shall be fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder.

   SECTION 2.7. DEATH, RETIREMENT AND TERMINATION OF EMPLOYMENT OF OPTIONEE. Unless otherwise provided in an Award Agreement or otherwise agreed to by the
Committee:

           (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) one year after the Optionee's death. The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

           (b) Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may exercise any Stock Options, to the extent exercisable on the date of termination, provided such option exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) one year after the termination of the Optionee's employment.

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           (c) Upon termination of the Optionee's employment by reason of voluntary termination or involuntary termination (as each is determined by the Committee), the Optionee may exercise any Stock Options, to the extent exercisable on the date of termination, provided such option exercise occurs within both (i) the remaining Option Term of the Stock Option and (ii) 90 days (in the case of voluntary termination) and one year (in the case of involuntary termination) of the date of termination. For purposes of this
   Section 2.7(c), "involuntary termination" shall refer to a termination by the Company for reasons other than for cause or otherwise unrelated to performance (such as for layoffs, etc.); provided, however, that the Committee shall have sole discretion to determine whether a termination was voluntary or involuntary.

           (d) Upon termination of the Optionee's employment for cause (as determined by the Committee), or for any reason other than as provided in Subsection (a), (b) and (c) of this Section 2.7, all Stock Options shall terminate immediately upon the termination of the Optionee's employment.

   SECTION 2.8. TAX ELECTION. Recipients of Stock Options who are directors or executive officers of the Company or who own more than 10% of the Common Stock of the Company ("Section 16(a) Option Holders") at the time of exercise of a Stock Option may elect, in lieu of paying to the Company an amount required to be withheld under applicable tax laws in connection with the exercise of a Stock Option in whole or in part, to have the Company withhold shares of Common Stock having a fair market value equal to the amount required to be withheld. Such election may not be made prior to six months following the grant of the Stock Option, except in the event of a Section 16(a) Option Holder's death or disability. The election may be made at the time the Stock Option is exercised by notifying the Company of the election, specifying the amount of such withholding and the date on which the number of shares to be withheld is to be determined ("Tax Date"), which shall be either (i) the date the Stock Option is exercised or (ii) a date six months after the Stock Option was granted, if later. The number of shares of Common Stock to be withheld to satisfy the tax obligation shall be the amount of such tax liability divided by the fair market value of the Common Stock on the Tax Date (or if not a business day, on the next closest business day). If the Tax Date is not the exercise date, the Company may issue the full number of shares of Common Stock to which the Section 16(a) Option Holder is entitled, and such option holder shall be obligated to tender to the Company on the Tax Date a number of such shares necessary to satisfy the withholding obligation. Certificates representing such shares of Common Stock shall bear a legend describing such Section 16(a) Option Holder's obligation hereunder.

                     ARTICLE III.  INCENTIVE STOCK OPTIONS

   SECTION 3.1. AWARD OF INCENTIVE STOCK OPTIONS. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" (intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options")) to purchase the number of shares of Common Stock allotted by the Committee. Each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the participant agrees otherwise. The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

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   SECTION 3.2. INCENTIVE STOCK OPTION AGREEMENTS. The grant of an Incentive
Stock Option shall be evidenced by a written Award Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

   SECTION 3.3. INCENTIVE STOCK OPTION PRICE. The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted. Incentive Stock Options shall not be granted to any owner of 10% or more of the total voting power of the Company unless the option price is at least 110% of the fair market value of a share of Common Stock on the date the Incentive Stock Option is granted.

   SECTION 3.4. TERM AND EXERCISE. Each Incentive Stock Option shall be exercisable at such time and under such conditions as set forth in the Award Agreement, but in no event shall an Incentive Stock Option be exercisable prior to six months from the date of its grant or later than the tenth anniversary of the date of grant (the "Option Term"). Notwithstanding the foregoing, if the Optionee is the owner of 10% or more of the total voting power of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five years from the date of award. No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

   SECTION 3.5. MAXIMUM AMOUNT OF INCENTIVE STOCK OPTION GRANT. The aggregate fair market value (determined on the date the Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options first become exercisable by an Optionee during any calendar year (under all plans of the Company) shall not exceed $100,000. If the immediate exercisability of Incentive Stock Options awarded pursuant to this Article III would cause this $100,000 limitation to be exceeded for an Optionee, such excess Incentive Stock Options held by such Optionee shall be treated as non-qualified Stock Options to the extent necessary to comply with the $100,000 limitation by taking all such Options into account in the order in which they were granted.

   SECTION 3.6.  DEATH OF OPTIONEE.

        (a) Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee, upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

        (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

   SECTION 3.7. RETIREMENT OR DISABILITY. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee, upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may exercise any Incentive Stock Options, to the extent exercisable on the date of termination, provided such option exercise occurs within both (i) the remaining Option Term of the Incentive Stock Option and (ii) one year after the date of termination. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option shall not be available to an Optionee who exercises any Incentive Stock Options more than (i) one year after the date

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of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

   SECTION 3.8. TERMINATION OF EMPLOYMENT FOR OTHER THAN CAUSE. Unless otherwise provided in an Award Agreement or otherwise agreed to by the Committee, upon termination of the Optionee's employment by reason of voluntary termination or involuntary termination (as determined by the Committee), the Optionee may exercise any Incentive Stock Options, to the extent exercisable on the date of termination, provided such option exercise occurs within both (i) the remaining Option Term of the Incentive Stock Option and (ii) 90 days (in the case of voluntary termination) and one year (in the case of involuntary termination) of the date of termination. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986 upon the exercise of an Incentive Stock Option shall not be available to an Optionee who exercises any Incentive Stock Options more than three months after the date of termination of employment. "Involuntary Termination" shall have the meaning set forth in Section 2.7(c) herein.

   SECTION 3.9. TERMINATION FOR CAUSE OR OTHER REASONS. Upon termination of the Optionee's employment for cause (as determined by the Committee), or for any other reason other than as provided in Sections 3.6, 3.7 and 3.8, or except as otherwise determined by the Committee in an Award Agreement, all Incentive Stock Options shall terminate immediately upon the termination of the Optionee's employment.

   SECTION 3.10. APPLICABILITY OF STOCK OPTIONS SECTIONS. Sections 2.5, Manner of Payment; 2.6, Restrictions on Certain Shares; and 2.8, Tax Elections, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein.

                        ARTICLE IV.  BONUS STOCK AWARDS

   SECTION 4.1. AWARD OF BONUS STOCK. The Committee may from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan shares of Common Stock ("Bonus Stock").

   SECTION 4.2. BONUS STOCK AGREEMENTS. The grant of Bonus Stock shall be evidenced by a written Award Agreement, executed by the Company and the recipient of the Bonus Stock, in such form as the Committee may from time to time determine, providing for the terms of such grant, including any vesting schedule, restrictions on the transfer of such Common Stock or other matters.

   SECTION 4.3. TRANSFER RESTRICTION. Any Award Agreement providing for the issuance of Bonus Stock to any person who, at the time of grant is a person described in Section 16(a) under the 1934 Act, shall provide that such Common Stock cannot be resold for a period of six months following the grant of such Bonus Stock.

                          ARTICLE V.  AUTOMATIC AWARDS

   SECTION 5.1. GRANT. Each director who is not an employee of the Company or its subsidiaries or affiliates ("Non-Employee Directors") shall (i) on October 3, 1995 be granted a Stock Option to purchase 10,000 shares of Common Stock, and
(ii) on the earlier of the 1996 Annual Meeting of Stockholders or May 31, 1996 be granted a Stock Option to purchase 5,000 shares of Common Stock. In addition, a new Non-Employee Director who is first elected or appointed after October 3, 1995 shall be granted a Stock Option to purchase 10,000 shares of Common Stock, effective at the date of such first election or

                                       7
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appointment.  Thereafter, on the first business day following January 1 of each subsequent year in which the Non-Employee Director is still serving as a director (whether or not such Non-Employee Director's term has been continuous), each Non-Employee Director shall automatically be granted a Stock Option to purchase an additional 5,000 shares of Common Stock. Each such grant of a Stock Option hereunder (hereinafter referred to as an "Automatic Award") shall be for the fair market price on the date of such grant for an Option Term of ten years.

   SECTION 5.2. AWARD AGREEMENTS. The grant of an Automatic Award shall be evidenced by a written Award Agreement, executed by the Company and the recipient of an Automatic Award in such form as the Committee may from time to time determine, providing for the terms of such grant, including any vesting schedule, restrictions on the transfer of such Common Stock or other matters. Each Stock Option granted to a Non-Employee Director will become fully exercisable one year after the date of grant; provided, however, that no Stock Option shall become exercisable prior to six months following stockholder approval of the Plan.

   SECTION 5.3. APPLICABILITY OF STOCK OPTIONS SECTIONS. Sections 2.5, Manner of Payment; 2.6, Restrictions on Certain Shares; 2.7, Death, Retirement and Termination of Employment of Optionee; and 2.8, Tax Elections, applicable to Stock Options, shall apply equally to Automatic Awards. Said Sections are incorporated by reference in this Article V as though fully set forth herein.

                           ARTICLE VI.  MISCELLANEOUS

   SECTION 6.1. GENERAL RESTRICTION. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. The provisions of this Plan are intended, and shall be interpreted, to permit Awards made pursuant hereto to comply with the exemptions afforded by Rule 16b-3 under the 1934 Act.

   SECTION 6.2. NON-ASSIGNABILITY. No Award under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, such Award shall be exercisable only by such person or by such person's guardian or legal representative.

   SECTION 6.3. WITHHOLDING TAXES. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, at the Company's discretion, the Company may issue, transfer or vest only such number of shares of the Company net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

   SECTION 6.4. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the

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

Company or affect any right which the Company may have to terminate the employment of such participant.

   SECTION 6.5. NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

   SECTION 6.6. RIGHTS AS A STOCKHOLDER. The recipient of any Award under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to him.

   SECTION 6.7. DEFINITIONS. In this Plan, the following definitions shall apply:

        (a) "Award" shall mean a grant of Stock Options, Incentive Stock Options, Bonus Stock and Automatic Awards under the Plan.

        (b) "Fair market value" as of any date and in respect of any share of Common Stock shall mean the closing price of a share of Common Stock on the immediately prior trading day on which there were trades of shares of Common Stock, as reflected in the consolidated trading tables of The Wall Street Journal (presently the American Stock Exchange Composite Transactions) or any other publication selected by the Committee, provided, however, that if shares of Common Stock shall not have been traded on any public securities market for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

        (c) "Option" means a Stock Option or Incentive Stock Option.

        (d) "Option price" means the purchase price per share of Common Stock deliverable upon the exercise of a Stock Option or Incentive Stock Option.

        (e) "Change of Control" shall include and be deemed to occur upon the occurrence of any of the following events:

            (i) A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote in the election of directors of the Company;

            (ii) The Company is merged, combined, consolidated, or recapitalized or otherwise reorganized with one or more other entities that are not subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, greater than 50% of the outstanding voting securities of the surviving or resulting corporation shall not be owned in the aggregate, immediately after the event, by the existing stockholders of the Company (determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action, or in the absence of a vote, the day immediately prior to the event);

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

            (iii) Any person or entity, including a "group" as contemplated by
        Section 13(d)(3) of the 1934 Act, becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; provided, however, that in no event shall a distribution by Edisto Resources Corporation ("Edisto") of the shares of Common Stock held by it to all of Edisto's shareholders (whether as a dividend or otherwise) be considered to be a Change of Control;

            (iv) The "Incumbent Directors" shall cease to constitute at least a majority of the authorized number of Members of the Board of Directors of the Company at any time within eighteen months after the occurrence of an event or series of events described in clauses (i), (ii) or (iii) above (but which involves greater than 40% but less than 50% of the outstanding voting securities of the Company). For the purposes hereof, "Incumbent Directors" shall mean the persons who were members of the Board of Directors immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board who were then Board members (or successors or additional members so elected or nominated); or

            (v) The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer or substantially all of the Company's business and/or assets as an entirety to an entity that is not a subsidiary.

   SECTION 6.8. LEAVES OF ABSENCE. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any Award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of any such leave of absence on Awards under the Plan theretofore made to any recipient who takes such leave of absence.

   SECTION 6.9. NEWLY ELIGIBLE EMPLOYEES. The Committee shall be entitled to make such rules, regulations, determinations and Awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof after the commencement of an Award or incentive period.

   SECTION 6.10. ADJUSTMENTS. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options or Bonus Stock theretofore granted under the Plan, and any and all other matters deemed appropriate by the Committee.

   SECTION 6.11.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

        (a) The existence of outstanding Options or Bonus Stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the

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

   dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) If, while there are outstanding Options, the Company shall effect a subdivision or consolidation of shares or other increase or reduction in the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the provisions, if any, in the Award Agreement (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to Options hereunder shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding, the number of shares then available for Option hereunder shall be proportionately decreased.

        (c) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations, in which the Company shall be the surviving corporation and an independent publicly traded corporation, (i) each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders), in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock, other securities or consideration to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which such Option had been exercisable and (ii) unless otherwise provided by the Committee, the number of shares of Common Stock, other securities or consideration to be received with respect to unvested Bonus Stock shall continue to be subject to the Award Agreement, including any vesting provisions thereof.

        (d) If a Change of Control (as defined in Section 6.7) is about to occur while unvested Bonus Stock or unexercised Options remain outstanding, then the Committee, acting in its sole discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

              (i) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate;

              (ii) provide that such Bonus Stock shall vest upon such Change of Control;

              (iii) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value (as defined below) of the shares of Common Stock subject to such Option over the exercise price(s) for such Options;

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

              (iv) make such equitable adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding); or

              (v) provide that thereafter upon any exercise of an Option previously granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock then covered by such Option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

   For the purposes of clause (iii) above, the "Change of Control Value" shall equal the amount determined in clause (1), (2) or (3) below, whichever is applicable, as follows: (1) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction; (2) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place; or (3) if such Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described herein consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash. Any adjustment provided for herein shall be subject to any required shareholder action.

          (e) Except as herein provided, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash, property, labor done or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

   SECTION 6.12.  AMENDMENT OF THE PLAN.

          (a) The Committee may, without further action by the stockholders and without receiving further consideration from the participants, amend this Plan or condition or modify Awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

          (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without stockholder approval the Committee may not: (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 6.10), (ii) extend the period during which any Award may be granted or exercised, (iii) extend the term of the Plan. Notwithstanding the above, no amendment to the Plan or any Award shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the 1934 Act, or any successor provision.

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

   The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not, without the consent of a participant, affect a participant's rights under an Award previously granted to him or her.

          (c) Notwithstanding Sections 6.12(a) and (b), the provisions of
   Article V of the Plan may not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

   SECTION 6.13.  RIGHTS UNDER THE PLAN.  No officer or employee of the
Company shall have a right to be selected to participate in the Plan nor, having been so selected, to be selected again to participate in the Plan. No officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company. Neither the Plan nor any action taken thereunder shall be construed as giving and employee of the Company any right to be retained in the employ of the Company.

   SECTION 6.14. APPLICABLE LAW. To the extent that the Plan is not governed or regulated by applicable federal law, the Plan shall be governed and regulated under and in accordance with the laws of the State of Texas.

   SECTION 6.15. INTENTION TO COMPLY WITH APPLICABLE SECURITIES LAWS.

          (a) With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          (b) All transactions pursuant to terms of the Plan, including, with limitation, Awards and vesting of shares of Common Stock, shall only be effective at such time as counsel to the Company shall have determined that such transaction will not violate federal or state securities or other laws. The Committee may, in its sole discretion, defer the effectiveness of such transaction to pursue whatever actions may be required to ensure compliance with such federal or state securities or other laws.



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